                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, DC  20549

                                      _________

                                       FORM 8-K


                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES AND EXCHANGE ACT OF 1934



            Date of report (Date of earliest event reported) July 2, 1998
                                   (June 19, 1998)

                                 THE MACERICH COMPANY
             -----------------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)


      Maryland                         1-12504                    95-4448705
     ---------------------------------------------------------------------------
     (State or Other Jurisdiction       (Commission            (IRS Employer
       of Incorporation)             File Number)          Identification No.)



              401 Wilshire Boulevard, Suite 700, Santa Monica, CA 90401
         --------------------------------------------------------------------
                       (Address of Principal Executive Offices)



          Registrant's telephone number, including area code (310) 394-6911



                                         N/A
--------------------------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

          On June 19, 1998, a majority owned subsidiary of The Macerich Company (the "Registrant") acquired South Plains Mall in Lubbock,Texas, a super regional mall containing approximately 1,107,000 square feet. The seller of the asset was South Plains Mall Associates Ltd, a Texas Limited Partnership ("Seller"). The assets acquired include, among other things, real property, the buildings and improvements located thereon, certain lease interests, tangible and intangible personal property and rights related thereto.

          The purchase price was approximately $115.7 million, and was determined in good faith, arms length negotiations between Registrant and the Seller. In negotiating the purchase price the Registrant considered, among other factors, the mall's historical and projected cash flow, the nature and term of existing tenancies and leases, the current operating costs, the expansion availability, the physical condition of the property, and the terms and conditions of available financing. No independent appraisals were obtained by the Registrant. The purchase price was funded by assuming a $29.4 million loan at fair market value, and $86.3 million in cash. The Registrant intends to continue operating the mall as currently operated and leasing the space therein to national and local retailers.

          The description contained herein of the transaction described above does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement which is filed as Exhibit 2.1 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and  Exhibits
         ---------------------------------------------------------
     (a)  Pro Forma Financial Information


          Condensed Combined Statements of Operations
          of the Macerich Company for the year ended
          December 31, 1997                                         F-1


          Condensed Combined Statements of Operations
          of the Macerich Company for the three months ended
          March 31, 1998                                            F-2

          Condensed Combined Balance Sheet as of
          March 31, 1998                                            F-3

                                      SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Santa Monica, State of California, on July 2, 1998.





                                             THE MACERICH COMPANY



                                             By: /s/Thomas E. O'Hern
                                                -------------------------
                                             Thomas E. O'Hern
                                             Senior Vice President and
                                             Chief Financial Officer

The following unaudited pro forma statement of operations has been prepared for the year ended December 31, 1997. This statement gives effect to the acquisition of the twelve malls from the Equitable Life Assurance Society of the United States (the "ERE/Yarmouth portfolio") and South Plains Mall as if the acquisitions were completed on January 1, 1997. This statement does not purport to be indicative of the results of operations that actually would have resulted if the Registrant had owned those malls throughout the period presented.

                                 THE MACERICH COMPANY
                                 UNAUDITED PRO FORMA
                      CONDENSED COMBINED STATEMENT OF OPERATIONS
                              (ALL AMOUNTS IN THOUSANDS)




                                                                       Pro forma
                                                   Company results     Adjustment-         Pro forma          Pro forma Results
                                                   for the year        ERE/Yarmouth        Adjustment-          for the year
                                                       ended             portfolio       South Plains Mall         ended
                                                   DEC 31, 1997         Acquisition          Acquisition         DEC 31, 1997
                                                   --------------      -------------     -----------------    -----------------
                                                        (A)
Revenues:
     Minimum Rents                                    142,251                                  8,133                150,384
     Percentage Rents                                   9,259                                  1,215                 10,474
     Tenant Recoveries                                 66,499                                  5,667                 72,166
     Other                                              3,205                                    163                  3,368
                                                   ----------------------------------------------------------------------------
     Total revenues                                   221,214                 0               15,178                236,392

Shopping center expenses                               70,901                                  5,582                 76,483
REIT general and administrative expenses                2,759                                                         2,759
Depreciation and amortization                          41,535                                  2,168 (B)             43,703
Interest expense                                       66,407             4,900 (C)            7,945 (D)             79,252
                                                   ----------------------------------------------------------------------------

Net income (loss) before minority interest,
     unconsolidated joint ventures and
     extraordinary loss                                39,612            (4,900)                (517)                34,195
Gain on sale of asset                                   1,619                                                         1,619
Minority interest  (E)                               (10,567)               442                  151                 (9,974)
Income  (loss) from unconsolidated  joint                                                                                 0
     ventures  and management companies               (8,063)            12,776 (B)                                   4,713

Extraordinary loss on early retirement of debt          (555)                                                          (555)
                                                   ----------------------------------------------------------------------------
Net income                                             22,046             8,318                 (366)                29,998
less preferred dividends                                    0             6,383 (F)                0                  6,383

                                                   ----------------------------------------------------------------------------
Net income - available to common shareholders          22,046             1,935                 (366)                23,615
                                                   ----------------------------------------------------------------------------
                                                   ----------------------------------------------------------------------------
BASIC EARNINGS PER SHARE:
Net income per share before extraordinary items         $0.86                                                       $  0.83
                                                   ----------                                                       ----------
                                                   ----------                                                       ----------
Net income per share                                    $0.85                                                       $  0.82
                                                   ----------                                                       ----------
                                                   ----------                                                       ----------

Weighted average number of shares outstanding          25,891             2,878                     0                28,769
                                                   ----------------------------------------------------------------------------
                                                   ----------------------------------------------------------------------------
DILUTED EARNINGS PER SHARE:
Net income per share before extraordinary items         $0.85                                                       $  0.82
                                                   ----------                                                       ----------
                                                   ----------                                                       ----------

Net income per share                                    $0.84                                                       $  0.81
                                                   ----------                                                       ----------
                                                   ----------                                                       ----------

Weighted average number of shares outstanding          38,400             2,878 (F)                 0                41,278
                                                   ----------------------------------------------------------------------------
                                                   ----------------------------------------------------------------------------

 (A) This information should be read in conjunction with The Macerich Company's ("the Company") report on Form 10-K for the year ended December 31, 1997.
 (B) Depreciation on the Acquisition malls is computed on the straight-line method over the estimated useful life of 40 years.
 (C) Interest expense is calculated on the additional $70,000 borrowed on the Company's line of credit for the closing of this acquisition. Interest is calculated at LIBOR plus 1.365%, totaling 7.0%.
 (D) The principal and the interest rate are adjusted to fair market value of the note at the date of acquisition. The principal was adjusted to $29.4 million and the interest rate 6.5%. In addition the balance of the purchase price of $86.2 million is assumed to borrowed under the company's line of credit at 7%.
 (E) Minority interest represents the ownership interest in the Operating Partnership not owned by the Company
 (F) Reflects the issuance of equity, the proceeds of which were used for the ERE/Yarmouth portfolio acquisition.

The following unaudited pro forma statement of operations has been prepared for the quarter ended March 31, 1998. This statement gives effect to the acquisition of the twelve malls from the Equitable Life Assurance Society of the United States (the "ERE/Yarmouth portfolio") and South Plains Mall as if the acquisitions were completed on January 1, 1998. This statement does not purport to be indicative of the results of operations that actually would have resulted if the Registrant had owned those malls throughout the period presented.

                                 THE MACERICH COMPANY
                                 UNAUDITED PRO FORMA
                      CONDENSED COMBINED STATEMENT OF OPERATIONS
                              (ALL AMOUNTS IN THOUSANDS)




                                                                           Pro forma
                                                        Company results     Adjustment-      Pro forma        Pro forma Results
                                                         for the year     ERE/Yarmouth       Adjustment-         for the year
                                                             ended          portfolio      South Plains Mall       ended
                                                        March 31, 1998      Acquisition      Acquisition        March 31, 1998
                                                        --------------    -------------    -----------------  -----------------
                                                              (A)

Revenues:
     Minimum Rents                                          39,416                              1,959               41,375
     Percentage Rents                                        3,170                                889                4,059
     Tenant Recoveries                                      17,641                              1,207               18,848
     Other                                                     948                                112                1,060
                                                            -------------------------------------------------------------------
     Total revenues                                         61,175              0               4,167               65,342

Shopping center expenses                                    18,722                              1,243               19,965
REIT general and administrative expenses                     1,024                                                   1,024
Depreciation and amortization                               11,712                                542               12,254
Interest expense                                            20,576            817(C)            1,986(D)            23,379
                                                        -----------------------------------------------------------------------

Net income (loss) before minority interest,
     unconsolidated joint ventures and
     extraordinary loss                                      9,141           (817)                396                8,720
Gain on sale of asset
Minority interest  (E)                                      (3,008)          (241)               (117)              (3,366)
Income  (loss) from unconsolidated  joint
     ventures  and management companies                      1,428          2,129 (B)                                3,557

Extraordinary loss on early retirement of debt                 (90)                                                    (90)
                                                        -----------------------------------------------------------------------

Net income                                                    7,471         1,071                 279                8,821
less preferred dividends                                        649         1,019 (F)               0                1,668
                                                        -----------------------------------------------------------------------

Net income - available to common shareholders                 6,822            52                 279                7,153
                                                        -----------------------------------------------------------------------
                                                        -----------------------------------------------------------------------
BASIC EARNINGS PER SHARE:
Net income per share before extraordinary items               $0.25                                                $  0.25
                                                         ----------                                                ------------
                                                         ----------                                                ------------

Net income per share                                          $0.25                                                $  0.25
                                                         ----------                                                ------------
                                                         ----------                                                ------------

Weighted average number of shares outstanding                27,153         1,636 (F)                               28,789
                                                        -----------------------------------------------------------------------
                                                        -----------------------------------------------------------------------

DILUTED EARNINGS PER SHARE:
Net income per share before extraordinary items               $0.25                                                $  0.25
                                                         ----------                                                ------------
                                                         ----------                                                ------------
Net income per share                                          $0.25                                                $  0.25
                                                         ----------                                                ------------
                                                         ----------                                                ------------

Weighted average number of shares outstanding                39,907         1,636                                   41,543
                                                        -----------------------------------------------------------------------
                                                        -----------------------------------------------------------------------

(A) This information should be read in conjunction with The Macerich Company's (the "Company") report on Form 10-Q for the quarter ended March 31, 1998.
(B) Depreciation on the Acquisition malls is computed on the straight-line method over the estimated useful life of 40 years.
(C) Interest expense is calculated on the additional $70,000 borrowed on the Company's line of credit for the closing of this acquisition. Interest is calculated at LIBOR plus 1.365%, totaling 7.0%.
(D) The principal and the interest rate are adjusted to fair market value of the note at the date of acquisition. The principal was adjusted to $29.4 million and the interest rate 6.5%.
(E) Minority interest represents the ownership interest in the Operating Partnership not owned by the Company
(F) Reflects the issuance of equity, the proceeds of which were used for the ERE/Yarmouth portfolio acquisition.

                                 THE MACERICH COMPANY
                                 UNAUDITED PRO FORMA
                           CONDENSED COMBINED BALANCE SHEET
                              (ALL AMOUNTS IN THOUSANDS)




                                                                         Pro forma Condensed
                                                            Pro forma       Balance Sheet
                                         The Macerich       Adjustment-    (including South
                                             Company       South Plains       Plains Mall)
                                           as reported         Mall             as of
                                         March 31, 1998     Acquisition     March 31, 1998
                                         --------------    ------------  -------------------


Gross  property                             1,617,878         115,700         1,733,578

Total assets                                1,738,029         115,700         1,853,729



Mortgages and loans                         1,199,882         115,700         1,315,582

Minority interest                             131,542                           131,542
Preferred stock                               100,000                           100,000
Common stock                                      288                               288
Additional paid  in capital                   257,769                           257,769



Total liabilities and shareholder equity    1,738,029         115,700         1,853,729